  Exhibit 10.17
LOAN AGREEMENT

THIS LOAN AGREEMENT (this "Agreement") is made as of the 18th day of June, 2020, by and between SeD HOME & REITS INC., a Delaware corporation, (the "Borrower") and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (together with its successors and assigns, the "Lender").

WITNESSETH:

A.
The Borrower has requested that the Lender establish for the benefit of the Borrower a non-revolving credit facility in an original principal amount not to exceed the sum of $2,990,000 (such credit facility, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, being hereinafter referred to as the "Loan").

B.
It is a condition precedent, among others, to the agreement of the Lender to establish the Loan that the Borrower executes and delivers this Agreement in order to evidence certain understandings between the parties with respect thereto.

NOW, THEREFORE, THIS AGREEMENT WITNESSETH, that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.
The Loan. Subject to and in accordance with the provisions of this Agreement, the Lender agrees to make available to the Borrower the Loan in a principal amount not to exceed the sum of Two Million Nine Hundred Ninety Thousand Dollars ($2,990,000). The proceeds of the Loan shall be evidenced by, shall be advanced pursuant to, and shall be repaid, with interest, in accordance with, the terms and conditions set forth in a Promissory Note dated of even date herewith executed by the Borrower, as maker, in favor of the Lender, as payee, in the original principal amount of $2,990,000 (such Promissory Note, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, being hereinafter referred to as the "Note"). Interest shall accrue and be payable as provided in the Note only on such portion of the Loan as may from time to time be advanced and remain outstanding. The Loan is not a revolving credit. Thus, amounts advanced to or for the account of the Borrower under the Loan and repaid may not be readvanced.

2.
Purpose of the Loan. The proceeds of the Loan shall be advanced to the Borrower by the Lender to finance the working capital needs of the Borrower in connection with its real estate projects. As hereinafter more particularly set forth, at the time of each request by the Borrower for an advance of a portion of the proceeds of the Loan, the Borrower shall furnish to the Lender a signed draw request certification substantially in the form attached hereto as Exhibit A and made a part hereof (a "Draw Request"), accompanied by such information regarding the project and purposes for which funds are being requested as the Lender may reasonably request, including without limitation, the proposed budget for such project and any and all executed instruments, agreements, memoranda of understandings or other writings relating to such project and such other information as the Lender may reasonably require. All of such information shall be subject to the Lender's approval, which approval shall not be unreasonably withheld.

3.
Guaranties and Security. The prompt payment and performance of the obligations of the Borrower to the Lender under the Loan shall be jointly and severally guaranteed by SeD MARYLAND DEVELOPMENT, LLC, a Delaware limited liability company, (the "Owner") and SeD INTELLIGENT HOME INC., a Nevada corporation, (the "Additional Guarantor"; the Owner and the Additional Guarantor being hereinafter sometimes referred to individually as a "Guarantor" and collectively as the "Guarantors") pursuant to the terms of a Guaranty Agreement dated of even date herewith executed by the Guarantors in favor of the Lender (such Guaranty Agreement, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, being hereinafter referred to as the "Guaranty"). The Owner's obligations to the Lender under the Loan and the Guaranty shall be secured by, among other things, the lien of an Indemnity Deed of Trust, Assignment and Security Agreement of even date herewith executed by the Owner, as grantor, in favor of Steven McGuire, Timothy J. Reynolds and Danielle Frederick, as trustees, for the benefit of the Lender (such Indemnity Deed of Trust, Assignment and Security Agreement, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, being hereinafter referred to as the "Deed of Trust"), covering, among other things, the Owner's fee simple interest in a residential subdivision located in Frederick County, Maryland known as "Ballenger Run" (the "Project") containing single-family and multi-family building lots (individually, a "Lot" and collectively, the "Lots") and other building parcels (individually, a "Parcel" and collectively, the "Parcels"), all as more particularly described in the Deed of Trust (all of such Lots and Parcels, together will all improvements now or hereafter erected thereon and all other real and personal property at any time covered by the lien of the Deed of Trust being hereinafter referred to collectively as the "Property"). The lien of the Deed of Trust on the Property shall be subject only to a prior lien of the Lender arising out of a land development loan in an original principal amount not to exceed at any one time outstanding the sum of $8,000,000 and a letter of credit facility in the aggregate stated amount of $900,000 made by the Lender to the Owner on April 17, 2019 (such land development loan and letter of credit facility, as the same may be modified, amended, extended or renewed from time to time, being hereinafter sometimes referred to both individually and collectively as the "Development Loan"), the proceeds of which are being utilized by the Lender to finance the development of the Property in accordance with the terms of a Development Loan Agreement dated April 17, 2019 executed by and between the Owner and the Lender (such Development Loan Agreement, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, being hereinafter referred to as the "Development Loan Agreement").

4.
Cash Collateral Account. In addition to the lien in favor of the Lender on the Property, the prompt payment and performance of the obligations of the Borrower and the Guarantors to the Lender under the Loan shall be secured by a pledge of all rights of the Borrower and the Guarantors in and to the cash collateral account maintained at the Lender designated as Account No. 15004230063014, and styled "Ballenger Run Collateral Account" (such collateral account, together with all sums now or hereafter deposited therein, and all interest earned thereon, being hereinafter referred to collectively as the "Cash Collateral Account"), which Cash Collateral Account was established, and is required to be maintained, by the Owner pursuant to the terms of the Development Loan Agreement. In order to perfect such pledge and assignment, the Borrower and the Guarantors shall execute and deliver, in favor of the Lender, contemporaneously herewith, an Assignment and Pledge of Collateral Account pursuant to which the Borrower and the Guarantors shall assign, pledge and grant a security interest to the Lender in all of their respective right, title and interest, whether held jointly or severally, together or with others, in and to the Cash Collateral Account, together with all funds now or at any time hereafter on deposit therein and all interest earned thereon (such Assignment and Pledge of Collateral Account, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified, being hereinafter referred to as the "Pledge Agreement"; this Agreement, the Note, the Guaranty, the Deed of Trust, the Pledge Agreement and all other documents now or hereafter executed and delivered to evidence, secure, guarantee or otherwise provide for the Loan being hereinafter collectively referred to as the "Loan Documents").

5.
Advance Procedures. At least five (5) business days prior to the requested date of each advance of any portion of the proceeds of the Loan, the Borrower shall deliver to the Lender a properly completed and executed written Draw Request, substantially in the form of Exhibit A attached hereto (or in another form reasonably approved by the Lender), confirming that the advance is being requested in connection with one of the Borrower's real estate projects and setting forth the amount of proceeds desired, together with such project budgets, schedules, statements, invoices, bills, and other documents, certificates and information reasonably required by the Lender documenting the application of those proceeds of the Loan. Upon the satisfaction of all applicable conditions of this Agreement and the other Loan Documents, the Lender shall make the requested advance to the Borrower within five (5) business days after such satisfaction. Each Draw Request, and the Borrower's acceptance of any advance, shall be deemed to ratify and confirm that all representations and warranties contained herein and in each of the other Loan Documents remain true and correct in all material respects as of the date of the Draw Request and the advance, respectively. The Lender shall not be required to make advances more frequently than once during each calendar month.

6.
Conditions Precedent to Advances. (a) Prior to the first advance of any portion of the proceeds of the Loan, the Borrower shall satisfy each of the following requirements:

(i)
The Lender shall have received its required Facility Fee (as hereinafter defined) and the Borrower shall have paid all other fees, costs and expenses (including the reasonable fees and costs of the Lender's counsel) then required to be paid pursuant to this Agreement and all other Loan Documents.

(ii)
The Lender shall have received and approved financial statements relating to the Borrower and the Guarantors, in form and detail satisfactory to the Lender and certified as to accuracy, in all material respects, by or on behalf of the Borrower and the Guarantors.

(iii)
The Lender shall have received and approved such evidence as the Lender may reasonably require of the existence, good standing, authority and capacity of the Borrower and the Guarantors to execute, deliver and perform their respective obligations to the Lender under the Loan Documents, including, an instrument certifying the officers or other representatives of the Borrower and the Guarantors who are authorized to execute the Loan Documents; and true and complete copies of resolutions and/or consents of the Borrower and the Guarantors approving the Loan Documents and authorizing the transactions contemplated in this Agreement and the other Loan Documents.

(iv)
The Borrower and the Guarantors shall have duly executed, acknowledged and/or sworn to as required, and delivered to the Lender all Loan Documents then required by the Lender, dated the date of this Agreement, each in form and content reasonably satisfactory to the Lender.

(v)
The Lender shall have received the written opinion of counsel satisfactory to the Lender for the Borrower and the Guarantors addressed to the Lender, dated the date of this Agreement.

(vi)
The Lender shall have received a paid policy of title insurance in standard ALTA form or a valid and enforceable commitment to issue the same from a company satisfactory to the Lender in the amount of the Loan and which may be endorsed or assigned to the successors and assigns of the Lender without additional cost, insuring the lien of the Deed of Trust to be a valid second lien on the Property, free and clear of all defects, exceptions and encumbrances except such as the Lender and its counsel shall have approved.

(vii)
The Lender shall have received advice, in form and substance and from a source satisfactory to the Lender, to the effect that a search of the applicable public records discloses no conditional sales contracts, chattel mortgages, leases of personalty, financing statements or title retention agreements filed or recorded against the Property except such as the Lender shall have approved.

(viii)
The Lender shall have received all policies of insurance required by the terms of the Deed of Trust and by the other Loan Documents to be in effect from a company or companies and in form and amount satisfactory to the Lender, including without limitation, flood insurance (in the amount of the Loan or the maximum limit of coverage available on the Property, whichever is less or evidence that flood insurance is not available or otherwise required with respect to the Property), together with written evidence, in form and substance satisfactory to the Lender, that all fees and premiums due on account thereof have been paid in full.

(ix)
The Lender shall have received and approved an appraisal of the Property.

(x)
The Lender shall have received and approved one or more executed purchase contracts with NVR, Inc. ("NVR") covering all of the remaining Lots and Parcels within the Property, including without limitation, all of the Lots within the section of the Property known as the CCRC Multifamily Parcel, which must be in form and substance satisfactory to the Lender in all respects (collectively, the "NVR Purchase Contracts"), together with satisfactory evidence that such NVR Purchase Contracts remain in full force and effect, and a subordination agreement executed by NVR, in form and substance acceptable to the Lender in all respects, pursuant to which any lien held by NVR as security for its deposit under the NVR Purchase Contracts shall be subordinated to the lien of the Lender under the Deed of Trust.

(xi)
The Borrower shall have delivered to the Lender, in form and content reasonably satisfactory to the Lender, such other documents, instruments, certificates and agreements as the Lender may reasonably request.

(b)
As conditions precedent to each advance made pursuant to a Draw Request and in addition to all other requirements contained in this Agreement and the other Loan Documents, the Borrower must satisfy the following additional conditions:

(i)
All conditions set forth in subsection (a) above shall have been satisfied.

(ii)
No default or any event which, with the giving of notice or the lapse of time, or both, could become a default shall then exist hereunder or under any of the other Loan Documents.

(iii)
The representations and warranties made in the Loan Documents must then be true and correct in all material respects on and as of the date of each such advance.

(iv)
The Lender shall have received and approved such information regarding the purpose for which funds are being requested in connection with one of the Borrower's real estate projects as the Lender may reasonably request.

(v)
As of the date of the making of each such advance, no default or event of default (as described or defined therein) shall have occurred under the Development Loan or under any other indebtedness or liability for borrowed money of the Borrower or of either of the Guarantors, which default or event of default shall remain uncured beyond any applicable grace and/or cure period provided therefor.

(vi)
As of the date of the making of each such advance, to the knowledge of the Borrower, no event shall have occurred, nor shall any condition exist, that could reasonably be expected to have an adverse effect on the enforceability of the Loan Documents, be materially adverse to the financial condition of the Borrower or of either of the Guarantors, be materially adverse to the ability of the Borrower or of either of the Guarantors to fulfill its obligations under the Loan Documents, or otherwise have any material adverse effect whatsoever on the Project.

(vii)
The Borrower shall have delivered to the Lender such other information, documents, certificates and agreements as reasonably may be required by the Lender.

7.
Limitations on Advances; Lender's Obligations. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE LENDER SHALL HAVE NO OBLIGATION TO MAKE ANY ADVANCE UNDER THE LOAN IF: (A) AN EVENT OF DEFAULT SHALL HAVE OCCURRED HEREUNDER OR UNDER ANY OF THE LOAN DOCUMENTS, WHICH REMAINS UNCURED; OR (B) AFTER GIVING EFFECT TO THE BORROWER'S REQUEST FOR SUCH ADVANCE, THE AGGREGATE PRINCIPAL AMOUNT OF ALL ADVANCES MADE BY THE LENDER UNDER THE LOAN WOULD EXCEED THE SUM OF $2,990,000.

8.
Partial Release Provisions. Notwithstanding anything contained herein or in any of the other Loan Documents to the contrary, the Owner shall have the right to obtain a release of individual Lots and Parcels from the lien of the Deed of Trust in connection with a conveyance of the same to NVR pursuant to the terms of the NVR Purchase Contracts or to another third-party purchaser under a contract of sale approved by the Lender in accordance with the terms set forth in Exhibit B attached hereto and made a part hereof.

9.
Financial Covenants. The Borrower shall comply, and shall cause each of the Guarantors to comply, with all of the terms and conditions of Exhibit C attached hereto and made a part hereof with respect to each and every one of the financial covenants described therein.

10.
Facility Fee. In consideration of the agreement of the Lender to establish the Loan for the benefit of the Borrower, and in addition to the monthly installments of interest required under the Note, the Borrower shall pay to the Lender a one-time, non-refundable facility fee in the amount of $22,500, which shall be due and payable contemporaneously with the execution and delivery of this Agreement (the "Facility Fee").

11.
Loan Account. The Lender will establish and maintain a loan account on its books to which the Lender will debit (a) the principal amount of each advance made by the Lender hereunder as of the date made, (b) the amount of any interest accrued on the Loan as and when due, and (c) any other amounts due and payable by the Borrower to the Lender from time to time under the provisions of this Agreement or any of the other Loan Documents. During the continuance of any Event of Default (as hereinafter defined), any payments made by the Borrower on account of the Loan shall be applied in such order or manner as the Lender may determine in its sole and absolute discretion.

12.
Events of Default. In addition to those events of default specifically enumerated in the Note, the Deed of Trust, the Pledge Agreement and/or any of the other Loan Documents, the occurrence of any of the following events shall constitute an event of default (an "Event of Default") and shall entitle The Lender to exercise all rights and remedies provided in the Note, the Pledge Agreements and the other Loan Documents as a result of the occurrence of the same:

(a)
The Borrower shall fail to pay any principal, interest or other amount of money due under the Loan, within ten (10) days after the date as and when due, regardless of how such amount may have become due; but excluding, however, from such grace period, the failure of the Borrower to pay all amounts due on the maturity date of the Note; or

(b)
Any information contained in any financial statement, schedule, report or any other document prepared by or on behalf of the Borrower, either of the Guarantors or any other party or parties in connection with the Loan proves at any time to be not in all material respects true and accurate at the time made, or the Borrower, either of the Guarantors or any such other party or parties shall have failed to state any material fact or any fact necessary to make such information not misleading, or any representation or warranty contained in this Agreement, or in any other document, certificate or opinion delivered to the Lender in connection with the Loan, proves at any time to be incorrect or misleading in any material respect as of the date such representation or warranty was made or deemed made; or

(c)
Any covenant, agreement or condition herein (other than one involving the payment of money) is not fully and timely performed, observed or kept and such failure remains uncured for more than thirty (30) days after written notice thereof shall have been sent by the Lender to the Borrower, unless (i) the nature of the failure is such that it cannot be cured within the thirty (30) day period, (ii) the Borrower institutes corrective action within the thirty (30) day period, and (iii) the Borrower diligently pursues such action until the failure is remedied and completes the cure thereof within a period of an additional thirty (30) days; or

(d)
A default or an event of default shall occur under any of the other Loan Documents, which default or event of default remains uncured beyond any applicable grace and/or cure period provided therefor; or

(e)
The Borrower or either of the Guarantors (i) applies for, or consents in writing to, the appointment of a receiver, trustee or liquidator of the Borrower or of either of the Guarantors or of all or substantially all of the Borrower's or of either of the Guarantors'' assets, or (ii) files a voluntary petition in bankruptcy or admits in writing its inability to pay its debts as they become due, or (iii) makes a general assignment for the benefit of creditors, or (iv) files a petition or an answer seeking a reorganization (other than a reorganization not involving the liabilities of the Borrower or either of the Guarantors) or an arrangement with creditors or takes advantage of any bankruptcy or insolvency law, or (v) files an answer admitting the material allegations of a petition filed against the Borrower or either of the Guarantors in any bankruptcy, reorganization or insolvency proceeding; or

(f)
An order, judgment or decree is entered by any court of competent jurisdiction on the application of a creditor adjudicating the Borrower or either of the Guarantors as bankrupt or insolvent, or appointing a receiver, trustee or liquidator of the Borrower or of either of the Guarantors or of all or substantially all of the Borrower's or either of the Guarantors' assets, and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days from the date entered; or

(g)
At any time during the term of the Loan any default or event of default shall occur under the Development Loan, which default or event of default shall remain uncured beyond any applicable grace and/or cure period provided therefor; or

(h)
At any time during the term of the Loan, without the prior, express written consent of the Lender, (i) any one or more of the NVR Purchase Contracts is terminated or becomes of no further force or effect for any reason whatsoever, (ii) a default or event of default shall occur under any of the NVR Purchase Contracts, which default or event of default shall continue beyond any applicable grace and/or cure period provided therefor, or (iii) any of the NVR Purchase Contracts is modified or amended in any material manner; or

(i)
At any time during the term of the Loan, without the Lender's prior express written consent thereto, the Borrower and/or either of the Guarantors fails to comply with the terms of Section 9 hereof with respect to any of the financial covenants set forth in Exhibit C attached hereto and made a part hereof.

13.
Fees and Expenses; Indemnity. The Borrower shall pay all reasonable fees, charges, costs and expenses incurred by the Lender in connection with the preparation or enforcement of any of the Loan Documents or otherwise required to satisfy the conditions of the Loan Documents, including without limitation, all reasonable attorneys' fees and charges. The Borrower shall hold the Lender harmless and indemnify the Lender against all claims of brokers and "finders" arising by reason of the execution and delivery of the Loan Documents or the consummation of the transaction contemplated hereby to the extent that such claims result from or are related to the actions of the Borrower or the Guarantors or any person or entity affiliated with the Borrower and/or the Guarantors.

14.
Financial Information; Reports. The Borrower further covenants and agrees to provide or cause to be provided to the Lender, as and when the same shall be due, all of the financial information and other reports required to be provided pursuant to the terms of the Deed of Trust and each of the other Loan Documents. The Borrower further agrees to provide or cause to be provided to the Lender, with reasonable promptness, such additional information, reports or statements as the Lender may from time to time reasonably request.

15.
Further Assurances; Authorization to File Documents; No Merger. At any time, and from time to time, within ten (10) business days following any written request by the Lender, the Borrower will, at the Borrower's expense, (a) promptly correct any defect, error or omission in any Loan Document, (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts as the Lender reasonably deems necessary, desirable or proper to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interests of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements or appurtenances thereto, (c) execute, acknowledge, deliver, procure, file or record any document or instrument the Lender reasonably deems necessary, desirable or proper to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons, and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts reasonably deemed necessary, desirable or proper by the Lender to comply with the requirements of any governmental authority having jurisdiction over the Lender. Upon any failure by the Borrower to do so after the Lender's written request and a reasonable opportunity to comply, the Lender may make, execute and record any and all such instruments, certificates and other documents for and in the name of the Borrower or the Guarantors, all at the sole expense of the Borrower, and the Borrower hereby appoints the Lender the agent and attorney-in-fact of the Borrower and the Guarantors to do so, this appointment being coupled with an interest and being irrevocable. Without limitation of the foregoing, the Borrower irrevocably authorizes the Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements deemed necessary or desirable by the Lender to establish or maintain the validity, perfection and priority of the security interests granted under the Loan Documents, and the Borrower ratifies any such filings made by the Lender prior to the date hereof.

16.
Standard of Conduct of the Lender. Except to the extent the Lender has otherwise expressly agreed to act reasonably as provided herein or in any of the other Loan Documents, nothing contained in this Agreement or any other Loan Document shall limit the right of the Lender to exercise its business judgment or to act, in the context of the granting or withholding of any advance or consent under this Agreement or any other Loan Document, in a subjective manner, whether or not objectively reasonable under the circumstances, so long as the Lender's exercise of its business judgment or action is made or undertaken in good faith. The Borrower and the Lender intend by the foregoing to set forth and affirm their entire understanding with respect to the standard pursuant to which the Lender's duties and obligations are to be judged and the parameters within which the Lender's discretion may be exercised hereunder and under the other Loan Documents. As used herein, "good faith" means honesty in fact in the conduct and transaction concerned.

17.
No Partnership. Nothing contained in this Agreement shall be construed in a manner to create any relationship between the Borrower and the Lender other than the relationship of borrower and lender and the Borrower and the Lender shall not be considered partners or co-venturers for any purpose on account of this Agreement.

18.
Authorized Persons. The Lender is authorized to rely upon the continuing authority of the Authorized Persons named in the Note to bind the Borrower with respect to all matters pertaining to the Loan and the Loan Documents, including the submission of Draw Requests, the selection of interest rates and the initiation of wire transfers. Such authorization may be changed only upon written notice addressed to the Lender accompanied by evidence, reasonably satisfactory to the Lender, of the authority of the person giving such notice. Such notice shall be effective not sooner than five (5) business days following receipt thereof by the Lender.

19.
Notices. All notices required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service or by certified United States mail, postage prepaid, addressed to the party to whom directed at the applicable address set forth below (unless changed by similar notice in writing given by the particular party whose address is to be changed), and in the case of notices to the Lender, to the attention of the bank officer responsible for the Borrower's banking relationship with the Lender. Any notice shall be deemed to have been given (a) at the time of personal delivery, or (b) in the case of courier, one (1) business day after the delivery of such notice to the courier service, or (c) in the case of mail, three (3) business days after the date when deposited in the mail in the manner prescribed above; provided that service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon actual receipt. In addition, notices may be sent by electronic mail to the following addresses (moe@sed.com.sg and charley@sed.com.sg) and shall be deemed given or made when delivered provided that a duplicate copy of such notice is sent by personal delivery, mail or overnight courier service in the manner hereinabove provided. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in any other Loan Document or to require giving of notice or demand to or upon any Person (as hereinafter defined) in any situation or for any reason.

The address of the Borrower is:

SeD Home & REITs Inc.
c/o SeD Development USA, Inc.
Hampden Square
4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
Attn:
Charles MacKenzie
With a copy to:

SeD Intelligent Home Inc.
c/o Singapore eDevelopment Limited
7 Temasek Boulevard #29-01B
Suntec Tower 1
Singapore 038987
Attn:
Moe Chan

The address of the Lender is:

Manufacturers and Traders Trust Company
Commercial Real Estate Department
One Light Street, 16th Floor
Mail Code: MD2-L160
Baltimore, Maryland 21202

20.
Approvals. By accepting or approving anything required to be observed, performed or fulfilled by the Borrower or to be given to the Lender pursuant to this Agreement, including, without limitation, any document, instrument, certificate, or other materials or information, the Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof and any such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by the Lender.

21.
Permitted Successors and Assigns; Disclosure of Information.

(a)
Each and every one of the covenants, terms, provisions and conditions of this Agreement and the Loan Documents shall apply to, bind and inure to the benefit of the Borrower, its successors and those assigns of the Borrower consented to in writing by the Lender, and shall apply to, bind and inure to the benefit of the Lender and the endorsees, transferees, successors and assigns of the Lender, and all Persons claiming under or through any of them.

(b)
The Borrower agrees not to transfer, assign, pledge or hypothecate any right or interest in any payment or advance due pursuant to this Agreement, or any of the other benefits of this Agreement, without the prior written consent of the Lender, which consent may be withheld by the Lender in its sole and absolute discretion. Any such transfer, assignment, pledge or hypothecation made or attempted by the Borrower without the prior written consent of the Lender shall be void and of no effect. No consent by the Lender to an assignment shall be deemed to be a waiver of the requirement of prior written consent by the Lender with respect to each and every further assignment and as a condition precedent to the effectiveness of such assignment.

(c)
The Lender may sell or offer to sell the Loan or interests therein to one or more assignees or participants; and no such assignment or participation shall modify the liabilities or obligations of the Borrower or either of the Guarantors under the Loan Documents. The Borrower shall execute, acknowledge and deliver any and all instruments reasonably requested by the Lender in connection therewith, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the same rights and benefits with respect to the Loan Documents as such Person(s) would have if such Person(s) were the Lender hereunder. The Borrower, on its own behalf and on behalf of the other Borrower Parties (as hereinafter defined), hereby (i) acknowledges and agrees that the Lender is entitled, at any time and from time to time, without notice to or further consent by the Borrower or any other Borrower Party, to sell, transfer, assign or otherwise convey, and to attempt to sell, transfer, assign or otherwise convey, the Loan and the Loan Documents, or any interest herein or therein or rights with respect hereto or thereto (including, but not limited to, participation interests, syndication interests, servicing rights and beneficial interests issued in connection with mortgage-backed or similar certificates or securities) to any Person, and (ii) irrevocably authorizes the Lender, and any Person acting on behalf of the Lender, to deliver and disclose to any Person any and all information and materials related to the Loan, the Loan Documents and/or the Borrower Parties now or hereafter in the Lender's possession (collectively, the "Information"). The Information may include, but shall not be limited to, original and/or copies of financial statements, financial projections, appraisals, studies, reports, business plans, permits, licenses, approvals, organizational documents, resolutions, consents, documents (including, but not limited to, the Loan Documents), plans, drawings, specifications, contracts, bonds, credit reports, payment histories, account statements and applications (including, but not limited to, the application for the Loan). As used herein, the term "Borrower Parties" means, collectively, the Borrower, each of the Guarantors and all other obligors of all or any obligations of the Borrower and/or any other Person to the Lender in connection with the Loan; all subsidiaries and affiliates of the Borrower, the Guarantors and/or any such other obligor; the members, partners, managers, stockholders, officers, directors, employees, agents, contractors and representatives of the Borrower, either of the Guarantors or any such other obligor and/or any such subsidiary or affiliate; and any other Person now or hereafter owning a direct or indirect interest in the Borrower, either of the Guarantors, any such obligor and/or any such subsidiary or affiliate.

22.
Liability of the Lender; Indemnification. The Lender shall not be liable for any act or omission by it pursuant to the provisions of this Agreement in the absence of fraud, gross negligence or willful misconduct. The Lender shall incur no liability to the Borrower, or any other party in connection with the acts or omissions of the Lender in reliance upon any certificate or other paper believed by the Lender to be genuine or with respect to any other thing which the Lender may do or refrain from doing, unless such act or omission amounts to fraud, gross negligence or willful misconduct. In connection with the performance of its duties pursuant to this Agreement, the Lender may consult with counsel of its own selection, and anything which the Lender may do or refrain from doing, in good faith, in reliance upon the opinion of such counsel shall be full justification and protection to the Lender, absent fraud, gross negligence or willful misconduct by the Lender. In addition, the Borrower covenants and agrees to indemnify and hold the Lender harmless from and against any liability for hazardous materials discovered on or emanating from any parcel of real property acquired or developed with the proceeds of the Loan.

23.
Severability. In the event any provision of this Agreement (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Agreement; but this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or any part thereof) had not been contained in this Agreement, but only to the extent it is invalid, illegal or unenforceable.

24.
Third Parties; Benefit. All conditions to the obligation of the Lender to make advances hereunder are imposed solely and exclusively for the benefit of the Lender and its assigns and no other Persons shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lender will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be the beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lender at any time in the sole and absolute exercise of its discretion. The terms and provisions of this Agreement are for the benefit of the parties hereto and, except as herein specifically provided, no other Person shall have any right or cause of action on account thereof.

23.
WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING OR ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

EACH PARTY HERETO HEREBY:

(a)
CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER;

(b)
ACKNOWLEDGES THAT THIS WAIVER AND THE PROVISIONS OF THIS SECTION WERE A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS;

(c)
CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE;

(d)
AGREES AND UNDERSTANDS THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH PROCEEDING OR ACTION, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS OR ANY OTHER AGREEMENT, AND FURTHER AGREES THAT SUCH PARTY SHALL NOT SEEK TO CONSOLIDATE ANY SUCH PROCEEDING OR ACTION WITH ANY OTHER PROCEEDING OR ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED;

(e)
AGREES THAT THE BORROWER AND THE LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING OR ACTION AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL; AND

(f)
REPRESENTS AND WARRANTS THAT SUCH PARTY HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

26.
Forum. The Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any state court or any United States federal court sitting in the State specified in the governing law section of this Agreement. The Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. The Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the State specified in the governing law section of this Agreement or in which any of the collateral is located may be made by certified or registered mail, return receipt requested, directed to the Borrower at its address for notice set forth in this Agreement, or at a subsequent address of which the Lender received actual notice from the Borrower in accordance with the notice section of this Agreement, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of the Lender to serve process in any manner permitted by law or limit the right of the Lender to bring proceedings against the Borrower in any other court or jurisdiction.

27.
Defined Terms. In all cases where more than one party executes this Agreement as a Borrower, then the term "Borrower" as used in this Agreement shall refer to all such Persons jointly and severally, and to each of them, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Agreement are made by and shall be binding upon each and every such undersigned Person, jointly and severally, and the Lender may pursue any Borrower hereunder without being required to pursue any other Borrower. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in this Agreement are for convenience only and shall not affect the construction hereof. The terms "herein", "hereof" "hereto" "hereunder" and similar terms refer to this Agreement and not to any particular Section or subsection of this Agreement. The terms "include" and "including" shall be interpreted as if followed by the words "without limitation". For purposes of this Agreement, "Person" or "Persons" shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including governmental bodies, agencies, or instrumentalities, as well as natural persons.

28.
Patriot Act Notice. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act") and 31 C.F.R. § 1010.230 (the "Beneficial Ownership Regulations"), the Lender is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower, a Beneficial Ownership Certification, and other information that will allow the Lender to identify the Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulations. The Borrower shall, promptly following a request by the Lender, provide all documentation and other information that the Lender requests in order to comply with its internal policies and its ongoing obligations under "know your customer" and anti-money laundering rules and regulations, including without limitation, the Patriot Act and the Beneficial Ownership Regulations.

29.
Amendments. None of the terms or provisions of this Agreement may be changed, waived, modified, discharged or terminated except by instrument in writing executed by the party or parties against whom enforcement of the change, waiver, modification, discharge or termination is asserted. None of the terms or provisions of this Agreement shall be deemed to have been abrogated or waived by reason of any failure or failures to enforce the same.

30.
Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Maryland.

31.
Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument. In addition, the parties hereto hereby acknowledge and agree that, for all purposes, any Loan Document, or any other instrument or agreement (or signature page thereto) signed and transmitted electronically shall be treated as an original document. The signature of any party thereon is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

32.
Entire Agreement. The Loan Documents constitute the entire understanding and agreement between the Borrower and the Lender with respect to the transactions arising in connection with the Loan, and supersede all prior written or oral understandings and agreements between the Borrower and the Lender with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment by the Lender to establish the Loan are merged into the Loan Documents. Except as incorporated in writing into the Loan Documents, there are no representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other instrument or agreement, including any other Loan Document, the terms, conditions and provisions of this Agreement shall prevail.

[Signatures contained on following pages]

WITNESS the signatures and seals of the parties hereto as of the day and year first above written.

BORROWER:

WITNESS OR ATTEST:	SeD HOME & REITS INC.

_____________________________	By:	/s/ Charley MacKenzie (SEAL)
Charley MacKenzie
Director

STATE OF ______________, COUNTY OF _______________, TO WIT:

I HEREBY CERTIFY, that on this ______ day of __________, 2020, before me, the undersigned Notary Public of said State, personally appeared Charley MacKenzie, who acknowledged himself to be a Director of SeD Home & REITs Inc., a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same in such capacity for the purposes therein contained.

WITNESS my hand and Notarial Seal.

_____________________________
Notary Public

My Commission Expires:

[Signatures continued on following page]

LENDER:

WITNESS OR ATTEST:	MANUFACTURERS AND TRADERS TRUST COMPANY

_____________________________	By:	/s/ Barbara Simmons (SEAL)
Name: Barbara Simmons
Title: Group VP

STATE OF MARYLAND, __________ OF __________, TO WIT:

I HEREBY CERTIFY, that on this ______ day of ______________, 2020, before me, the undersigned Notary Public of said State, personally appeared __________________, who acknowledged himself/herself to be a Vice President of Manufacturers and Traders Trust Company, a New York banking corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same for the purposes therein contained as the duly authorized Vice President of said banking corporation by signing the name of the banking corporation by himself/herself as Vice President.

WITNESS my hand and Notarial Seal.

_____________________________
Notary Public

My Commission Expires:

EXHIBIT A

BORROWER'S DRAW REQUEST CERTIFICATION

The undersigned, __________________________, on behalf of SeD HOME & REITS INC., a Delaware corporation, (herein called the "Borrower"), hereby requests disbursement of a portion of the proceeds of the Loan as hereinafter set forth pursuant to the terms of the Loan Agreement dated April ___, 2020 (the "Loan Agreement") executed by and between the Borrower and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, (the "Lender") and represents, warrants, covenants and agrees as follows:

1.
He/she is duly authorized to make this Certification and is fully cognizant of all facts and matters herein stated.

2.
The Borrower hereby requests that an advance be made by the Lender in the amount of $__________ from the proceeds of the Loan (as defined in the Loan Agreement). The purposes for which such funds shall be utilized by The Borrower are as follows: ________________________________________________________________________________ ________________________________________________________________________________. All sums advanced by the Lender pursuant to this Draw Request will be used solely for the purposes outlined above, and for no other purpose.

3.
All funds heretofore advanced by the Lender to the Borrower under the terms of the Loan Agreement have been utilized by the Borrower to pay those costs and obligations of the Borrower for which such sums were requisitioned, and for no other purpose.

4.
As of the date hereof, the Borrower is in compliance with, and has satisfied, all conditions precedent to the requested advance pursuant to the terms of the Loan Agreement, the Note (as defined in the Loan Agreement) and each of the other Loan Documents (as defined in the Loan Agreement), unless waived in writing by the Lender.

5.
No default or event of default or any event which, with the giving of notice or the lapse of time, or both, could become a default or event of default, currently exists under the Loan Agreement, the Note or any of the other Loan Documents.

6.
As of the date hereof, to the knowledge of the Borrower, no event has occurred or condition exists which adversely affects the enforceability of any of the Loan Documents or the financial condition of the Borrower or either of the Guarantors (as defined in the Loan Agreement), or which impairs the ability of the Borrower or either of the Guarantors to fulfill its material obligations under the Loan Documents, or which otherwise materially adversely affects the Project (as defined in the Loan Agreement).

7.
The representations and warranties of the Borrower set forth in the Loan Agreement and the other Loan Documents are reaffirmed hereby and are true and correct in all material respects as of the date hereof and such representations and warranties, along with the representations and warranties contained herein, will be true and correct in all material respects on and as of the date of such disbursement.

8.
The Borrower understands that this Certification is made for the purpose of inducing the Lender to make an advance to the Borrower and that, in making any such advance, the Lender will rely upon the accuracy of the matters stated in this Certification.

Dated: ___________________, 20__
____________________________________
Authorized Representative of the Borrower

EXHIBIT B

PARTIAL RELEASE PROVISIONS

1.           Partial Releases Generally. The Lender hereby acknowledges and agrees that the Owner has subdivided and intends to subdivide portions of the Property into separate residential building Lots and other Parcels of land and to convey such Lots and Parcels to third-parties (including NVR). Thus, notwithstanding anything contained in the Deed of Trust or in any of the other Loan Documents to the contrary, but except as otherwise expressly provided in Section 2 below of this Exhibit B, upon the achievement of each of the Release Conditions (as hereinafter defined), as determined by the Lender in its sole, but reasonable discretion, the Owner shall have the right to obtain a release of individual Lots and Parcels from the lien of the Deed of Trust in connection with a conveyance of the same to NVR pursuant to the terms of the NVR Purchase Contracts or to another third-party purchaser under a contract of sale approved by the Lender. The satisfaction of each and every one of the following conditions (hereinafter referred to as the "Release Conditions") shall be a condition precedent to the right of the Owner to obtain a release of a Lot or Parcel from the lien and effect of the Deed of Trust:

(a)
The Lender shall have previously received and approved, which approval shall not be unreasonably withheld or delayed, a legal and valid subdivision plat covering that portion of the Property in which the Lot or Parcel proposed to be released shall be located, approved (to the extent necessary) by all required governmental authorities, which shall confirm (i) that the Lot or Parcel which is proposed to be released is a separate and distinct lot or parcel of property, and (ii) that the balance of the Property remaining subject to the lien of the Deed of Trust conforms in all respects with all required zoning and building codes, rules and regulations, with adequate means of ingress and egress from a public roadway, together with such cross easement agreements as may be deemed reasonably necessary by the Lender;

(b)
Unless such Lot or Parcel is being conveyed pursuant to the terms of the NVR Purchase Contracts, the Lender shall have previously received and approved, which approval shall not be unreasonably withheld or delayed, a fully executed contract of sale covering the Lot or Parcel proposed to be released, which shall provide for a purchase price acceptable to the Lender in all respects and which shall provide sufficient sums for the payment of the Release Fee required pursuant to the terms hereof;

(c)
At the time of the request by the Owner for a release of such Lot or Parcel from the lien of the Deed of Trust, there shall not exist any Event of Default hereunder or under any of the other Loan Documents, nor any condition or state of facts which after notice and/or lapse of time would constitute an Event of Default hereunder or under any of the other Loan Documents;

(d)
At the time of the release of such Lot or Parcel from the lien of the Deed of Trust, the Owner shall have paid to the Lender a release fee (a "Release Fee") in an amount equal to the amount required for the release of such Lot or Parcel pursuant to the terms of the Development Loan Agreement, and such Release Fee shall have been applied to the sums then outstanding under the Development Loan in accordance with the terms thereof; provided, however, that in the event that at the time of the sale of such Lot or Parcel, no Release Fee is payable by the Owner under the terms of the Development Loan Agreement as a result of the fact that the Development Loan has been repaid in full and all outstanding Letters of Credit, if any, issued by the Lender under the Development Loan have been returned to the Lender or shall otherwise be fully cash collateralized, or for any other reason, then the Lender shall have the right to require that the Owner pay to the Lender an amount equal to the Release Fee that would have been payable for the release of such Lot or Parcel under the terms of the Development Loan Agreement and either apply such sum to the payment of amounts outstanding under the Loan, in such order or manner as the Lender may require, or deposit such sum into a deposit account maintained by the Lender and pledged to the Lender as additional collateral for the Loan pursuant to the terms of an assignment and pledge of deposit account in form and substance satisfactory to the Lender in all respects;

(e)
At the time of the release of such Lot or Parcel from the lien of the Deed of Trust, there shall be not less than $2,600,000 on deposit in the Cash Collateral Account; and

(f)
The Owner shall have paid all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with such release, including, without limitation, legal fees and all recording costs.

2.            Release of Roadways, Public Parks, School Site and Other Common Areas. In addition, provided that no Event of Default shall then exist hereunder or under any of the other Loan Documents, the Lender agrees to release from the lien of the Deed of Trust any areas within the Property designated for use as public roadways, public parks, a school or as "common areas" for no additional consideration at the time that such areas are properly conveyed to the appropriate governmental authority or to the appropriate owners association established for such purpose, so long as the Lender shall have theretofore reviewed and approved (which approval shall not be unreasonably withheld or delayed) (a) the final recorded subdivision plat or plats approved by all appropriate governmental authorities pursuant to which such public roadways or other areas shall have been formally established, as may be required, (b) if applicable, all documents and agreements establishing the owners' association to which such areas shall be conveyed, and (c) the deed and all other documents pursuant to which such areas shall be conveyed; all of which must be reasonably acceptable in all respects to the Lender.

3. Release of Lien on Front Foot Assessments. Furthermore, provided that no Event of Default shall then exist hereunder or under any of the other Loan Documents, at the time of the release by the Lender of any Lot or Parcel within the Property in accordance with the terms of this Exhibit B, the Lender agrees to also release from the effect of its lien and security interest under the Deed of Trust and the other Loan Documents any interest that the Lender may have in and to the front benefit charges and assessments covering such released Lot or Parcel.

4.            Effect of Partial Releases. Any release by the Lender of any part of the Property from the lien of the Deed of Trust shall not, in any manner, affect or impair the lien or priority of the Deed of Trust as to the remainder of the Property.

5.            Payment of Additional Charges. In addition to any other charges payable by the Owner pursuant to the terms hereof, of the Deed of Trust or of any of the other Loan Documents, the Owner agrees, to the extent not prohibited by Law, to pay all governmental charges, and all of the Lender's fees and expenses, for any full or partial release of the Deed of Trust and any other security interests and liens securing the Loan, which charges, fees and expenses shall be payable at the time of such release.

EXHIBIT C

FINANCIAL COVENANTS

The Borrower hereby covenants and agrees to comply, and to cause each of the Guarantors to comply, with each and every one of the financial covenants hereinafter set forth, at the times and in the manner specified:

Required Net Worth. The Guarantors shall maintain at all times during the term of the Loan a combined minimum Net Worth in an aggregate amount equal to not less than $20,000,000, which shall be tested semi-annually as of June 30 and December 31 of each year. For the purposes hereof, the term "Net Worth" shall mean, at the time of determination, the excess of the tangible assets of the Guarantors over the Guarantors' liabilities, as reasonably determined by the Lender.